Exhibit 99.1

Ernst & Young LLP
5 Times Square
New York , New York 10036-6530
Tel: 212 773 3000
www.ey.com

March 31, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Gentlemen:

We have read Item 4.01 of Form 8-K dated March 31, 2009, of GAMCO Investors, Inc. and Subsidiaries and are in agreement with the statements contained in the first three paragraphs on page 2 therein.  We have no basis to agree or disagree with other statements of the registrant contained therein.

/s/ Ernst & Young LLP
      Ernst & Young LLP